UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2026

GREENPRO CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-38308	98-1146821
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

B-23A-02, G-Vestor Tower

Pavilion Embassy, 200 Jalan Ampang

50450 W.P. Kuala Lumpur, Malaysia

(Address of principal executive offices) (Zip Code)

(60) 3 8408-1788

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	GRNQ	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 18, 2025, Greenpro Capital Corp. (the “Company”) entered into an Acquisition Agreement (the “Acquisition Agreement”) with Lim Chee Yin, an individual (the “Seller”). Pursuant to the Acquisition Agreement, subject to the satisfaction or waiver of the conditions set forth therein, upon consummation of the transaction contemplated in the Acquisition Agreement (the “Closing”), the Company acquired 0.99% of Seller’s shareholdings in Greenophene Technologies Limited, a company incorporated in the British Virgin Islands (“GTL”), equivalent to 10 shares of GTL (the “Acquisition”).

Pursuant to the terms and conditions of the Acquisition Agreement, at the effective time of the acquisition (the “Effective Time”), the Company issued to the Seller aggregate closing consideration consisting of 800,000 restricted shares of the Company’s common stock, par value $0.0001 (the “Greenpro Common Stock”), valued at $1.50 per share, for an aggregate value of $1,200,000 (the “Consideration”).

On April 16, 2026, all conditions to closing were satisfied, and the Company consummated the transactions contemplated by the Acquisition Agreement. At closing, the Company acquired 10 ordinary shares of GTL from the Seller, representing a minority interest of 0.99% of GTL’s outstanding equity interests as of the closing date.

The Acquisition Agreement contains customary representations, warranties, and covenants made by both parties, subject to the terms set forth therein.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Acquisition Agreement filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 20, 2025.

Item 3.02. Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The Company issued 800,000 shares of the Greenpro Common Stock to the Seller in a private transaction as consideration for the minority investment described in Item 1.01 above. The issuance was made in reliance on the exemption from registration provided by Rule 506 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The Exchange Shares were issued without general solicitation or general advertising and are “restricted securities” within the meaning of Rule 144 under the Securities Act.

At the Closing Date, the Company has total 17,925,813 shares of Greenpro Common Stock issued and outstanding and the Seller holds approximately 4.5% of Greenpro Common Stock upon the receipt of 800,000 shares of Greenpro Common Stock from the Company.

Item 9.01 Exhibits

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENPRO CAPITAL CORP.

Date: April 21, 2026	By:	/s/ Lee Chong Kuang
	Name:	Lee Chong Kuang
	Title:	Chief Executive Officer, President, Director